UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report September 6, 2006
(Date of earliest event reported August 31, 2006)

PATIENTS & PHYSICIANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30556	11-3210792
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

432 Park Avenue South
13th Floor
New York, NY 10016
(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 340-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 31, 2006, the Nasdaq Stock Market effectuated the change in the Company’s ticker symbol from “FNTY” to “PPHY” and also the previously approved reverse stock split of the Company’s common stock on a one (1) for one-hundred twenty-five (125) basis. The symbol change was necessitated by the previously approved change in the company’s name from Finity Holdings, Inc. to Patients & Physicians, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2006

PATIENTS & PHYSICIANS, INC.

By: /s/ Fred F. Nazem
Name: Fred F. Nazem
Title: Chairman and Chief Executive Officer